SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported)  February 4, 2003
                                                  ----------------


                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                (Sponsor of the Nelnet Student Loan Trust 2002-1)




           Delaware                333-82280                   75-2997993
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(State of other jurisdiction      (Commission               (IRS Employer ID
of incorporation)                 File Number)                 Number)


121 South 13th Street, Suite 401, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                          (402) 458-2301
                                                              --------------


        (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities, LLC and Deutsche Bank Securities Inc. (the "Underwriting Agreement") dated as of January 29, 2003, an Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank (the "Indenture"), and a Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, (the "Trust Agreement"). The Underwriting Agreement, the Indenture and the Trust Agreement were executed in connection with the issuance by Nelnet Student Loan Trust 2003-1 of $1,005,000,000 of its Student Loan Asset-Backed Floating Rate Notes on February 4, 2003. The details of this issuance are contained in the Prospectus Supplement filed on February 3, 2003.

        The following agreements were executed and delivered as of January 1, 2003 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2003-1 acting through Zions First National Bank as indenture trustee and Nelnet Student Loan Funding, LLC; (b) the Master Servicing Agreement by and among Nelnet, Inc., Nelnet Student Loan Trust 2003-1 and Nelnet Student Loan Funding, LLC; and (c) the Administration Agreement among Nelnet Student Loan Trust 2003-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and Nelnet, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities, LLC and Deutsche Bank Securities Inc. dated as of January 29, 2003 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of January 1, 2003 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of January 1, 2003 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2003-1, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of January 1, 2003 (filed herewith).

99.2 Master Servicing Agreement by and among Nelnet, Inc., Nelnet Student Loan Trust 2003-1 and Nelnet Student Loan Funding, LLC, dated as of January 1, 2003 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2003-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and Nelnet, Inc., dated as of January 1, 2003 (filed herewith).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NELNET STUDENT LOAN
                                        FUNDING, LLC


                                        By: NELNET STUDENT LOAN FUNDING
                                            MANAGEMENT CORPORATION, as Manager



                                        By:/s/ Jeffrey Noordhoek
                                           ----------------------------------
                                           Jeffrey Noordhoek
                                           Senior Vice President

Dated:  February 14, 2003

                                  EXHIBIT INDEX



               Exhibit
               -------


(1.1)   Underwriting Agreement

(4.1)   Indenture of Trust

(4.2)   Trust Agreement

(99.1)  Loan Purchase Agreement

(99.2)  Master Servicing Agreement

(99.3)  Administration Agreement